Investor Presentation
Data as of March 31, 2013
(unless otherwise noted)
Ticker Symbol: FULT (NASDAQ)

▪ This presentation may contain forward-looking statements with respect to Fulton Financial
 Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,”
 “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements.
▪ Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
▪ In our quarterly earnings releases and other material news releases which are available on our website at www.fult.com, we include our safe harbor statement on forward-looking statements; we refer you to that portion of those news releases and the safe harbor statement is incorporated into this presentation.
▪ For a more complete discussion of certain risks and uncertainties affecting Fulton, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial
 Condition and Results of Operations” set forth in Fulton’s filings with the Securities and
 Exchange Commission.
Forward-Looking Statements

About Us
▪ Mid-Atlantic financial holding company
▪ 6 community banks / 5 states
▪ Fulton Financial Advisors
▪ Fulton Mortgage Company
▪ 270 community banking offices
▪ Asset size as of March 31, 2013: $16.7 billion
▪ 3,800 team members as of March 31, 2013 (3,580 FTEs)
▪ Shares outstanding as of March 31, 2013: 195.3 million
▪ Market capitalization as of March 31, 2013: $ 2.3 billion
▪ Book value per share as of March 31, 2013: $10.56
▪ Tangible book value per share as of March 31, 2013(1):
 $7.82

(1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

- The Columbia Bank
- FNB Bank
- Fulton Bank
- Fulton Bank of New Jersey
- Lafayette Ambassador Bank
- Swineford National Bank

Pennsylvania
Lycoming
Columbia
Montour
Centre
Union
Snyder
Northumberland
Northampton
Lehigh
Schuylkill
Dauphin
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
Delaware
Franklin
York
Sussex
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Salem
Atlantic
Cumberland
New Jersey
Washington
Frederick
Baltimore
Baltimore City
Cecil
Howard
Montgomery
Anne Arundel
Prince Georges
New Castle
Sussex
Delaware
Maryland
Fairfax
Prince William
Richmond
Virginia
Newport News
Virginia Beach
Chesapeake

FULTON FINANCIAL CORPORATION

A Valuable Franchise

1. Earnings Per Share (EPS) Growth
2. Quality Loan Growth
3. Improve Asset Quality
4. Core Deposit / Household Growth
5. Spread Management / Net Interest Margin
6. Expense Management
7. Increase Return on Average Assets (ROA) &
Return on Average Equity (ROE)
Corporate Priorities

Priorities: EPS
1. EPS Growth
✓Q1 2013 Diluted EPS : 20 cents
Up 5.3% compared to Q1 2012
Flat compared to Q4 2012

$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

FULTON FINANCIAL CORPORATION

Diluted Earnings Per Share (Quarterly)

Q1 2013	Q4 2012	$	%
	(dollars in thousands, except per-share data)			
Net Interest Income	**$ 129,644**	$ 132,222	$ (2,578)	-2%
Loan Loss Provision	**(15,000)**	(17,500)	2,500	-14%
Non-Interest Income	**44,786**	59,328	(14,542)	-25%
Securities Gains	**2,473**	195	2,278	N/M
Non-Interest Expenses	**(110,936)**	(116,556)	5,620	-5%
Income Taxes	**(11,740)**	(17,449)	5,709	-33%
Net Income	**$ 39,227**	$ 40,240	**$ (1,013)**	**-3%**
Per Share (Diluted)	**$ 0.20**	$ 0.20	**$ -**	**- %**

FULTON FINANCIAL CORPORATION

Income Statement Summary

N/M- Not meaningful

2. Quality Loan Growth
✓ Average loans up 2% linked
quarter
Priorities: Earning Asset Growth

Q1 2013	Q4 2012	$	%
	(dollars in millions)			
Comm'l Mort	**$ 4,667**	**$ 4,623**	$ 44	1%
Commercial	**3,663**	**3,559**	104	3%
Home Equity	**1,662**	**1,612**	50	3%
Resid Mort	**1,283**	**1,224**	59	5%
Construction	**591**	**594**	(3)	-1%
Consumer/Other	**391**	**391**	-	0%
Total Loans	**$ 12,257**	**$ 12,003**	**$ 254**	**2%**

FULTON FINANCIAL CORPORATION

Average Loans

Q1 2013	Q4 2012	$	%
	(dollars in millions)			
Comm'l Mort	**$ 4,730**	$ 4,664	$ 66	1%
Commercial	**3,658**	3,612	46	1%
Home Equity	**1,689**	1,632	57	4%
Resid Mort	**1,303**	1,258	45	4%
Construction	**598**	584	14	2%
Consumer/Other	**398**	397	1	0%
Total Loans	**$ 12,377**	**$ 12,147**	**$ 230**	**2%**

FULTON FINANCIAL CORPORATION

Ending Loans

International Bancshares Corp.
People’s United Financial, Inc.
Prosperity Bancshares, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
UMB Financial Corporation
Umpqua Holdings Corporation
Valley National Bancorp
Webster Financial Corporation
Wintrust Financial Corporation
Associated Banc-Corp
BancorpSouth, Inc.
BOK Financial Corporation
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
FirstMerit Corporation
Hancock Holding Company
IBERIABANK Corporation

Peer Group*

*Fulton’s Peer group as of March 31, 2013

Average Loan Growth

12.0%
9.0%
6.0%
3.0%
0.0%
-3.0%
2006
2007
2008
2009
2010
2011
2012
YTD 3/31
2.1%
1.9%
1.3%
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

Note: 2006 through 2012 represents year-over-year change in average loans. YTD 3/31 represents March 31, 2013 over December 31,
2012 change in average loans.
*Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies.

 Source: SNL Financial LC

3. Improve Asset Quality
Priorities: Credit Metrics

Non-accrual Loans to Loans

3.00
2.00
1.00
0.00
Dec 31, 2006
Dec 31, 2007
Dec 31, 2008
Dec 31, 2009
Dec 31, 2010
Dec 31, 2011
Dec 31, 2012
Mar 31, 2013
1.45
1.13
1.09
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

* Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012.
 Excludes credit card companies.

 Source: SNL Financial LC

Allowance for Loan Losses to Loans

2.60
2.30
2.00
1.70
1.40
1.10
0.80
Dec 31, 2006
Dec 31, 2007
Dec 31, 2008
Dec 31, 2009
Dec 31, 2010
Dec 31, 2011
Dec 31, 2012
Mar 31, 2013
1.78
1.67
1.40
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

* Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012.
 Excludes credit card companies.

 Source: SNL Financial LC

Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(in thousands)			
Pennsylvania	$ 43,119	$ 18,578	$ 12,375	$ 12,768	$ 9,096	$ 95,936
Maryland	3,921	2,920	5,567	2,192	2,176	16,776
New Jersey	10,301	20,528	10,948	9,083	7,783	58,643
Virginia	3,683	12,667	2,957	9,825	327	29,459
Delaware	89	4,112	72	2,493	1,079	7,845
	$ 61,113	$ 58,805	$ 31,919	$ 36,361	$ 20,461	$ 208,659
Ending Loans	$ 3,658,483	$ 4,729,930	$ 597,597	$ 1,303,454	$ 2,087,823	$ 12,377,287
Non-performing Loan % (3/31/13)	1.67%	1.24%	5.34%	2.79%	0.98%	1.69%
Non-performing Loan % (12/31/12)	1.85%	1.22%	5.48%	2.74%	1.01%	1.74%

FULTON FINANCIAL CORPORATION

Non-performing Loans* (3/31/13)

* Includes loans > 90 days past due and accruing and non-accrual loans.

March 31, 2013		December 31, 2012	
	≥90 Days	Total	≥90 Days	Total
Commercial Mortgage	1.25%	1.64%	1.22%	1.68%
Commercial Loans	1.67%	2.02%	1.85%	2.31%
Construction Loans	5.34%	5.51%	5.48%	5.71%
Residential Mortgage	2.79%	4.86%	2.74%	5.29%
Home Equity	1.03%	1.72%	1.06%	1.83%
Consumer, leasing and other	0.75%	2.13%	0.84%	2.55%
Total	1.68%	2.30%	1.74%	2.49%

FULTON FINANCIAL
CORPORATION

Loan Delinquency

$60
$40
$20
$0
$ 50
$ 50
$ 45
$ 45
$ 40
$ 40
$ 40
$ 40
$ 38
$ 36
$ 31
$ 30
$ 28
$ 25.5
$ 23
$ 17.5
$ 15
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

FULTON FINANCIAL CORPORATION

Provision for Credit Losses (Quarterly, in Millions of Dollars)

4. Core Deposit / Household
Growth
2012 Net Account Lift (#): 2.8%
Priorities: Deposits

Q1 2009
Non-Int DDA
Int DDA
Money Mkt
Savings
Time
15%
16%
11%
8%
50%

Q1 2013
Non-Int DDA
Int DDA
Money Mkt
Savings
Time
24%
22%
17%
10%
27%

FULTON FINANCIAL CORPORATION

Deposit Composition

Note: Deposit composition is based on quarterly average balances for the periods indicated.

Overall Customer Satisfaction Score (1)
86.50%
86.00%
85.50%
85.00%
84.50%
84.00%
83.50%
83.00%
82.50%
86.10%
83.80%
Q1 2013 (2)
Q1 2012 (3)
Q1 2013 (2)
Q1 2012 (3)

FULTON FINANCIAL CORPORATION

Priorities: Deposits

(1) Annual retail customer satisfaction surveys conducted by FFC’s Marketing Research Group. Areas covered: Overall Customer
 Satisfaction and likelihood to recommend the bank; Customer experience; Specific issues of problems experience by customers; Motivating factors to bank with us.
(2) Results based on 10,926 completed customer surveys.
(3) Results based on 4,897 completed customer surveys.

5. Spread Management / Net Interest
 Margin
▪ Q1 2013 Net Interest Margin (fully-taxable equivalent):
 3.55%
✓ Yield on average interest-earning assets: 4.13%
✓ Cost of average interest-bearing liabilities: 0.78%
Priorities: Margin

4.00%
3.75%
3.50%
3.25%
3.00%
3.55%
3.38%
3.25%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

Net Interest Margin (Quarterly)

Note: Fully-taxable equivalent
*Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012.
Excludes credit card companies.

 Source: SNL Financial LC

6. Expense Management
Priorities: Efficiency

Q1 2013	Q4 2012	$	%
	(dollars in thousands)			
Salaries & Benefits	**$ 61,212**	**$ 61,303**	$ (91)	0%
Occupancy & Equip.	**15,752**	**15,235**	517	3%
Data Proc. & Software	**6,651**	**6,275**	376	6%
Professional Fees	**3,047**	**3,228**	(181)	-6%
Outside Services	**2,860**	**4,138**	(1,278)	-31%
OREO & Repo Expense	**2,854**	**2,474**	380	15%
FDIC Insurance	**2,847**	**2,944**	(97)	-3%
Supplies & Postage	**2,460**	**2,376**	83	3%
Marketing	**1,872**	**2,537**	(665)	-26%
Telecommunications	**1,804**	**1,741**	63	4%
Operating Risk Loss	**1,766**	**2,627**	(861)	-33%
FHLB Prepayment Penalty	**-**	**3,007**	(3,007)	100%
Other Expenses	**7,812**	**8,671**	(859)	-10%
Total Non-Interest Expense	**$ 110,936**	**$ 116,556**	**$ (5,620)**	**-5%**

FULTON FINANCIAL CORPORATION

Non-Interest Expenses

66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
54.0%
52.0%
50.0%
2006
2007
2008
2009
2010
2011
2012
Qtr 2013
63.9%
63.0%
61.8%
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

More Efficient Than Peers (1)

(1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled
 “Non-GAAP Reconciliation” at the end of this presentation.
* Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies.

 Source: SNL Financial LC

ROA
Q1 2013: 0.96%
Q4 2012: 0.99%
Priorities: ROA and ROE
28
ROE (Tangible) (1)
Q1 2013: 10.43%
Q4 2012: 10.53%
(1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation at the end of this presentation.
7. Increase ROA and ROE

Q1 2013 Average Assets ($ Millions)	Return on Average Assets Q1 2013	Return on Average Assets Year 2012
Lafayette Ambassador Bank	$ 1,417	1.29%	1.48%
Fulton Bank, NA	9,314	1.20%	1.30%
FNB Bank, NA	352	0.93%	1.20%
The Columbia Bank	1,984	0.74%	0.82%
Swineford National Bank	294	0.65%	1.18%
Fulton Bank of New Jersey	3,311	0.65%	0.50%
Fulton Financial Corporation	16,526	0.96%	0.98%

FULTON FINANCIAL CORPORATION

Return on Average Assets
and Average Assets, by Bank

1.6%
1.2%
0.8%
0.4%
0.0%
-0.4%
2006
2007
2008
2009
2010
2011
2012
Qtr 2013
0.96%
0.94%
0.93%
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

Return on Average Assets (ROA) Growth

Note: 2006 through 2012 represents year-over-year ROA growth. YTD 3/31 represents March 31, 2013 over March 31, 2012 ROA growth.
*Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012. Excludes credit card companies.

 Source: SNL Financial LC

16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
Dec 31, 2001
Dec 31, 2002
Dec 31, 2003
Dec 31, 2004
Dec 31, 2005
Dec 31, 2006
Dec 31, 2007
Dec 31, 2008
Dec 31, 2009
Dec 31, 2010
Dec 31, 2011
Dec 31, 2012
Mar 31, 2013

FULTON FINANCIAL CORPORATION

Total Risk-Based Capital Ratio

FULT	Well-Capitalized
Total Risk-Based Capital Ratio	15.18%	10.00%
Tier 1 Risk-Based Capital Ratio	12.98%	6.00%
Tier 1 Leverage Ratio	10.58%	5.00%

FULTON FINANCIAL CORPORATION

Capital Adequacy    (3/31/13)

FULT (1)	Basel III (2)
Total Risk-Based Capital Ratio	14.20%	10.50%
Tier 1 Risk-Based Capital Ratio	11.10%	8.50%
Tier 1 Leverage Ratio	9.60%	4.00%
Common Equity Tier 1 Ratio	11.10%	7.00%

(1) Estimates - based on proposed rules. Final rules, when issued, may differ from proposed. Application of the Basel III rules are also subject to further interpretation and clarification, which could result in changes to the estimates shown above.

(2) Fully-phased in requirements, with 2.50% conservation buffer.

FULTON FINANCIAL CORPORATION

Capital Adequacy vs. Basel III (3/31/13)

$8.00
$6.00
$4.00
$2.00
$0.00
Mar 31, 2010
Jun 30, 2010
Sep 30, 2010
Dec 31, 2010
Mar 31, 2011
Jun 30, 2011
Sep 30, 2011
Dec 31, 2011
Mar 31, 2012
Jun 30, 2012
Sep 30, 2012
Dec 31, 2012
Mar 31, 2013

FULTON FINANCIAL CORPORATION

Tangible Book Value Per Share (1)

CAGR (2) = 9.6%
(1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.
(2) Compounded annual growth rate from March 31, 2010 to March 31, 2013.

Price-to-Tangible Book Value (1)
Multiple of Tangible Book Value
2.00
1.50
1.00
0.50
0.00
1.50
1.59
FULT
Peer Group Median

Price-to-LTM EPS (1)
Multiple of Trailing 12 Months
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
14.44
14.75
FULT
Peer Group Median

FULTON FINANCIAL
CORPORATION

Price Multiple vs. Peer Group

Notes: Peer Tangible Book Value and LTM EPS data as of 3/31/2013. Source: SNL Financial LC
 FULT Tangible Book Value and LTM EPS data as of 3/31/2013.
 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation.

$0.09
$0.08
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$-
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Cash Dividend per Share
Yield

FULTON FINANCIAL CORPORATION

FULT - Cash Dividend and Yield(1)

CAGR (2) = 27.8%
(1) Annualized dividend rate per share divided by period-end stock price.
(2) Compounded annual growth rate in cash dividend from March 31, 2009 to March 31, 2013.

▪ New program authorized: January, 2013
▪ Purchase of up to 8 million shares
 through June 30, 2013
▪ About 4 % of outstanding shares
▪ Shares repurchased through May 13,
 2013: 6.0 million
▪ Average purchase price: $ 11.08
Stock Repurchase Program

Supplemental Information

Q1 2013	Q4 2012	$	%
	(dollars in millions)			
Nonint DDA	**$ 2,969**	$ 2,955	$ 14	0%
Int DDA	**2,706**	2,684	22	1%
Savings/MMDA	**3,334**	3,399	(65)	-2%
Total Core Deposits	**9,009**	9,038	(29)	0%
CD's	**3,321**	3,473	(152)	-4%
Cash Management	**277**	316	(39)	-12%
Total Deposits	**$ 12,607**	$ 12,827	$ (220)	-2%

FULTON FINANCIAL CORPORATION

Average Deposits

Non-Interest Income (in millions)

$240
$200
$160
$120
$80
$40
$-
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
YTD Mar 31
YTD Dec 31

FULTON FINANCIAL CORPORATION

CAGR (1) = 7.2%
(1) Compounded annual growth rate from year-ended December 31, 2003 to year-ended
 December 31, 2012.

Q1 2013	Q4 2012	$	%
	(dollars in thousands)			
Invt Mgt & Trust	**$ 10,096**	**$ 9,611**	$ 485	5%
Mort. Banking Income	**8,173**	**12,813**	(4,641)	-36%
Overdraft & NSF Fees	**7,461**	**8,716**	(1,255)	-14%
Service Charges	**3,818**	**4,109**	(291)	-7%
Merchant Fees	**3,074**	**3,109**	(35)	-1%
Cash Mgt Fees	**2,832**	**2,816**	16	1%
Debit Card Fees	**2,084**	**2,261**	(177)	-8%
Gain on sale of GEG	**-**	**6,215**	(6,215)	100%
Other	**7,248**	**9,678**	(2,430)	-25%
Total Non-Interest Income	**$ 44,786**	**$ 59,328**	**$ (14,543)**	**-25%**

FULTON FINANCIAL CORPORATION

Non-Interest Income

Q1 2013	Q4 2012	Change	%
Net Interest Margin (1)	**3.55%**	3.65%	-0.10%	-3%
Yield on Average Earning Assets	**4.13%**	4.28%	-0.15%	-4%
Cost of Average Funds	**0.61%**	0.67%	-0.06%	-9%
Fed Funds	**0.25%**	0.25%	-	-

FULTON FINANCIAL CORPORATION

Interest Rates

(1) Fully-taxable equivalent

Interest Rate Shocks (3/31/13)

Rate Change
% Change
+400 bps
65,850
$

million
12.7%
+300 bps
45,182
$

million
8.7%
+200 bps
27,711
$

million
5.4%
+100 bps
7,322
$

million
1.4%
-100 bps
(18,327)
$

million
-3.5%
1.06
Net Interest Income
Change (annual)
6-Month Cumulative GAP:

CD Maturities (in Millions)
Average CD Rates
$800
$700
$600
$500
$400
$300
$200
$100
$0
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
$666
$621
$533
$384
0.93%
0.92%
0.73%
0.66%
2Q2013
3Q2013
4Q2013
1Q2014

FULTON FINANCIAL CORPORATION

Projected CD Maturities

▪ 57 relationships with commitments to lend $20
 million or more
▪ Maximum individual commitment: $39 million
▪ Maximum commitment to any one
 builder/developer relationship: $28 million
 ▪ Maximum commitment to any one development project:
 $15 million
▪ Loans and corresponding relationships are within
 Fulton’s geographic market area
Summary of Larger Loans (3/31/13)

Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Other	Total
			(in thousands)			
Pennsylvania	$ 5,613	$ 354	$ 474	$ 1,665	$ 1,294	$ 9,400
Maryland	351	-	186	397	550	1,484
New Jersey	3,150	2,927	695	537	389	7,698
Virginia	25	-	(37)	296	122	406
Delaware	(16)	(212)	(3)	74	81	(76)
	$ 9,123	$ 3,069	$ 1,315	$ 2,969	$ 2,436	$ 18,912
Avg Loans	3,662,566	4,666,494	305,480	1,283,168	2,053,714	12,257,280
Annualized Net Charge-off %	1.00%	0.26%	1.72%	0.93%	0.47%	0.62%

FULTON FINANCIAL CORPORATION

Net Charge-offs (Recoveries) (YTD March 2013)

Net Charge-Offs To Average Loans

1.50%
1.00%
0.50%
0.00%
2006
2007
2008
2009
2010
2011
2012
Qtr 1 2013 (annualized)
0.62%
0.32%
0.27%
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

* Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012.
 Excludes credit card companies.

 Source: SNL Financial LC

350.0
300.0
250.0
200.0
150.0
100.0
50.0
Dec 31, 2006
Dec 31, 2007
Dec 31, 2008
Dec 31, 2009
Dec 31, 2010
Dec 31, 2011
Dec 31, 2012
Mar 31, 2013
127.3
126.1
122.7
FULT
Peer
Top 50*

FULTON FINANCIAL CORPORATION

Allowance for Loan Losses to Non-accrual Loans

* Comprised of the 50 largest publicly traded domestic banks/thrifts in assets size as of December 31,2012.
 Excludes credit card companies.

 Source: SNL Financial LC

Industry	% of Total Ending Loans
Services	17.5
Manufacturing	15.5
Wholesale	10.9
Retail	10.5
Construction	9.7
Health Care	7.9
Real Estate	7.2
Agriculture	5.2
Transportation	2.6
Arts & Entertainment	2.2
Financial Services	1.9
Other	8.9
Total	**100.0**

FULTON FINANCIAL CORPORATION

Commercial Loans by Industry (3/31/13)

Ending Balance	% of Total	Variance to 12/31/12	
				$	%
		(dollars in thousands)			
Pennsylvania	$	7,425,537	60.0%	$ 143,431	2%
New Jersey		2,320,592	18.7%	35,657	2%
Maryland		1,214,669	9.8%	(12,360)	-1%
Virginia		986,346	8.0%	40,607	4%
Delaware		430,144	3.5%	22,982	6%
	$	12,377,288	100.0%		

FULTON FINANCIAL CORPORATION

Loan Distribution by State (3/31/13)

Ending Balance	% of Total	NPL Balance (1)	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	$ 661,675	50.8%	$ 12,768	$ 8,801
Virginia	239,981	18.4%	9,825	12,860
New Jersey	173,502	13.3%	9,083	6,458
Maryland	149,482	11.5%	2,192	3,131
Delaware	78,814	6.0%	2,493	2,234
	$ 1,303,454	100.0%	$ 36,361	$ 33,484

FULTON FINANCIAL CORPORATION

Residential Mortgages (3/31/13)

(1) NPL - Non-performing loans. Includes accruing loans > 90 days past due and non-accrual loans.

Fulton Mortgage Company
▪ Applications $701 million vs. $729
 million (End Q1 2013 vs. End Q4 2012)
▪ Pipeline $386 million vs. $463 million
 (End Q1 2013 vs. End Q4 2012)
▪ 37% purchase / 63% refinancing (Q1
 2013)

$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
GOS Spread 1.55%
1.87%
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Originations
Rate Locks
Gain On Sale
GOS Spread to Interest Rate Locks after FAS91

FULTON FINANCIAL CORPORATION

Fulton Mortgage Company
69%
Available for
Sale
GOS
Spread
1.58%
GOS
Spread
1.66%
GOS
Spread
GOS
Spread
1.62%
70%
Available
for Sale
86%
Available
for Sale
88%
Available for
Sale
82%
Available
for Sale
GOS
Spread
2.37%
81%
Available for
Sale
($ in thousands)

Residential Mortgage Repurchase Activity
Year to date through March 31, 2013:
▪Servicing Retained
 ▪  Repurchased  $1,274,000.
▪Servicing Released
 ▪  Repurchased  $  0

Ending Balance	% of Total	NPL Balance (1)	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	$ 2,656,150	72.6%	$ 43,119	$ 28,412
New Jersey	493,876	13.5%	10,301	20,446
Maryland	293,052	8.0%	3,921	4,701
Virginia	157,133	4.3%	3,683	2,263
Delaware	58,272	1.6%	89	850
	$ 3,658,483	100.0%	$ 61,113	$ 56,672

FULTON FINANCIAL CORPORATION

Commercial Loans    (3/31/13)

(1) NPL - Non-performing loans. Includes accruing loans > 90 days past due and non-accrual loans.

Ending Balance	% of Total	NPL Balance (1)	Allowance Allocations
	(dollars in thousands)			
Pennsylvania	$ 2,493,004	52.7%	$ 18,578	$ 21,130
New Jersey	1,237,609	26.2%	20,528	28,479
Maryland	426,838	9.0%	2,920	5,033
Virginia	394,006	8.3%	12,667	6,429
Delaware	178,473	3.8%	4,112	2,914
	$ 4,729,930	100.0%	$ 58,805	$ 63,985

FULTON FINANCIAL CORPORATION

Commercial Mortgages (3/31/13)

(1) NPL - Non-performing loans. Includes accruing loans > 90 days past due and non-accrual loans.

Ending Balance	% of Total		NPL Balance (1)		Allowance Allocations
		(dollars in thousands)					
Pennsylvania	$	326,035	54.6%	$	12,375	$	5,599
Virginia		119,681	20.0%		2,957		2,439
New Jersey		67,591	11.3%		10,948		3,233
Maryland		67,368	11.3%		5,567		3,926
Delaware		16,922	2.8%		72		807
	$	597,597	100.0%	$	31,919	$	16,004

FULTON FINANCIAL CORPORATION

Construction Loans (3/31/13)

(1) NPL - Non-performing loans. Includes accruing loans > 90 days past due and non-accrual loans.

Ending Balance	% of Total
	(dollars in thousands)	
Commercial Residential	$ 287,965	48.2%
Commercial	246,658	41.3%
Other	62,974	10.5%
	$ 597,597	100.0%

FULTON FINANCIAL CORPORATION

Construction Loans by Type (3/31/13)

$1,500
$1,200
$900
$600
$300
$-
$978
$801
$615
$584
$598
(23%)
(18%)
(5%)
2%
Dec 31, 2009
Dec 31, 2010
Dec 31, 2011
Dec 31, 2012
Mar 31, 2013

FULTON FINANCIAL
CORPORATION

Construction Exposure (in millions, 3/31/13)
Construction Loans /
Total Loans
10.5%
8.2%
6.7%
5.1%
4.8%

March 31, 2013	December 31, 2012
	(dollars in thousands)	
Commercial	$ 102,405	$ 81,978
Commercial Mortgage	46,959	47,637
Total Outstanding	$ 149,364	$ 129,615
Delinquency rate	0.0%	2.7%

FULTON FINANCIAL CORPORATION

Shared National Credits

Troubled Debt Restructurings

	March 31, 2013	December 31, 2012
	(in thousands)	
Residential mortgage	$ 33,095	$ 32,993
Commercial mortgage	28,421	34,672
Construction	11,125	10,564
Commercial	9,031	5,745
Consumer and other	1,549	1,534
	$ 83,221	$ 85,509

FULTON FINANCIAL CORPORATION

Note: Excludes non-accrual troubled debt restructurings.

ENDING BALANCE	WEIGHTED AVG. LIFE
	(in millions)	
Agency collateralized mortgage obligations	$ 1,293.7	2.85
Agency mortgage-backed securities	789.3	3.08
Municipal bonds	283.1	6.12
Auction rate securities	174.0	4.39
Corporate & trust preferred securities	108.3	12.83
U.S. Treasuries and agencies	0.7	0.08
FHLB & FRB stock	74.5	NA
Bank stocks	36.7	NA
Other investments	11.0	NA
Net unrealized gain / (loss)	40.9	NA
Total Investments	$ 2,812.1	3.76

FULTON FINANCIAL CORPORATION

Investment Portfolio (3-31-13)

Book Yield (monthly) 2.78%

Investment Cash Flows (in Millions)
$200
$150
$100
$50
$0
$139
$133
$132
$112
2.74%
2.71%
2.61%
2.82%
2Q2013
3Q2013
4Q2013
1Q2014
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
2.70%
2.60%
2.50%
Cash Flow Yields

FULTON FINANCIAL CORPORATION

Projected Investment Security Cash Flows

$200,000,000
$180,000,000
$160,000,000
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
Cash Flow
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Expense
$157,060,613
$163,241,031
$179,433,591
$198,017,854
$179,098,681
$4,074,329
$3,998,272
$4,591,601
$4,739,834
$4,133,244
Book Price $102.14
Book Price $102.00
Book Price $101.93
Book Price $101.59
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
MBS & CMO Cash Flow
Net Amortization Expense

FULTON FINANCIAL CORPORATION

Investment MBS & CMO Cash Flows (2012-2013)

Book Price
$102.12

Purchases	Amount	Yield	Wtd Avg Life (in years)
MBS	$ 106,643	1.60%	4.47
CMO - Agency	225,917	1.48%	4.43
Municipal Bans	475	1.73%	0.65
Total	$ 333,035	1.52%	4.44

Sales	Amount	Book Yield	Gain / (Loss)
MBS	$ 83,794	1.17%	$ 989
CMO Agency	24,983	1.17%	281
Total	$ 108,777	1.17%	$ 1,270

FULTON FINANCIAL CORPORATION

Investment Portfolio - Transactions (1st Quarter 2013)

($ in Thousands)

Does not include $1.1 million bank stock gains for the first quarter of 2013 or
$64,000 of gains related to 2012 sales

FHLB Advance Maturities (in Millions)
$140
$120
$100
$80
$60
$40
$20
$0
$125
0.25%
2Q2013
3Q2013
4Q2013
1Q2014
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Average FHLB Rates

FULTON FINANCIAL CORPORATION

Projected FHLB Advance Maturities

Q1 Mar 31, 2013	Year Ended December 31, 2012	2011	2010	2009	2008	2007	2006
Efficiency ratio								
Non-interest expense	$ 110,936	$449,506	$ 416,476	$ 408,325	$ 415,537	$ 408,787	$ 407,125	$ 368,056
Less: Intangible amortization	(534)	(3,031)	(4,257)	(5,240)	(5,747)	(7,162)	(8,334)	(7,907)
Numerator	$ 110,402	$446,475	$ 412,219	$ 403,085	$ 409,790	$ 401,625	$ 398,791	$ 360,149
Net interest income (fully taxable equivalent)	$ 133,915	$ 561,190	$ 576,232	$ 574,257	$ 536,499	$ 540,118	$ 502,729	$ 496,970
Plus: Total Non-interest income	47,259	216,624	187,727	182,320	173,935	113,218	149,694	151,945
Less: Investment securities (gains) losses	(2,473)	(3,026)	(4,561)	(701)	(1,079)	58,241	(1,740)	(7,439)
Denominator	$ 178,701	$774,788	$ 759,398	$ 755,876	$ 709,355	$ 711,577	$ 650,683	$ 641,476
Efficiency ratio	61.8%	57.6%	54.3%	53.3%	57.8%	56.4%	61.3%	56.1%

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation

Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principals) financial measures because it believes that they provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of the following non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

Q1 Mar 31, 2013		Q4 Dec 31, 2013
Return on average shareholders' equity (tangible)				
Net income	$	39,227	$	40,240
Plus: Intangible amortization, net of tax		347		463
Net income, less intangible amortization, net of tax (numerator)	$	39,574	$	40,703
Average shareholders' equity	$	2,073,498		2,079,346
Less: Average goodwill and intangible assets		(535,255)		(541,416)
Average tangible shareholders' equity (denominator)	$	1,538,243	$	1,537,930
Return on average common shareholders' equity (tangible), annualized		10.43%		10.53%

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation (con’t)

Tangible Book Value Per Share

	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Common shareholders' equity	$ 2,061,763	$ 2,081,656	$2,060,683	$ 2,041,184	$2,022,863
Less: Goodwill and intangible assets	(534,987)	(535,563)	(541,845)	(542,622)	(543,383)
Tangible shareholders' equity (numerator)	$ 1,526,776	$ 1,546,093	$ 1,518,838	$ 1,498,562	$ 1,479,480
Shares outstanding, end of period (denominator)	195,276	199,225	198,975	200,880	200,354
Shareholders' equity (tangible), per share	$ 7.82	$ 7.76	$ 7.63	$ 7.46	$ 7.38

	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Common shareholders' equity	$ 1,992,539	$ 1,984,659	$ 1,953,309	$ 1,910,322
Less: Goodwill and intangible assets	(544,209)	(545,098)	(545,909)	(546,934)
Tangible shareholders' equity (numerator)	$ 1,448,330	$ 1,439,561	$ 1,407,400	$ 1,363,388
Shares outstanding, end of period (denominator)	200,164	199,892	199,370	199,191
Shareholders' equity (tangible), per share	$ 7.24	$ 7.20	$ 7.06	$ 6.84

	Dec 31, 2010	Sep 30, 2010	Jun 30, 2010	Mar 31, 2010
Common shareholders' equity	$ 1,880,389	$ 1,876,310	$ 1,860,202	$ 1,599,189
Less: Goodwill and intangible assets	(547,979)	(549,170)	(550,302)	(551,537)
Tangible shareholders' equity (numerator)	$ 1,332,410	$ 1,327,140	$ 1,309,900	$ 1,047,652
Shares outstanding, end of period (denominator)	199,050	198,883	198,463	176,509
Shareholders' equity (tangible), per share	$ 6.69	$ 6.67	$ 6.60	$ 5.94

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation (con’t)

Price-to-Tangible Book Value Per Share

	Mar 31, 2013
Closing Price of FULT on Mar 31, 2013 (numerator)	$ 11.70
Shareholders' equity (tangible), per share (denominator)	$ 7.82
Price-to-Tangible Book Value Per Share	1.50 %

Price-to-Last Tweleve Months (LTM) EPS

	Mar 31, 2013
Closing Price of FULT on Mar 31, 2013 (numerator)	$ 11.70
Last Tweleve Months Earnings Per Share (denominator)	$ 0.81
	14.44 %

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation (con’t)

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com